Exhibit 10.51
Sixth Amendment to Agreement and General Release
This Sixth Amendment to the Agreement and General Release (this “Amendment”) is made as of November 3, 2015 by and between Bally Gaming, Inc. (“Bally”) and Scientific Games Corporation (“Scientific Games” and together with Bally the “Company”) and Kathryn Lever (“you”).
WHEREAS, the Company and you entered into an Agreement and General Release in August of 2015 (the “Agreement”);
WHEREAS, the Company and you entered into amendments to the Agreement via electronic mail that changed the “Separation Date” (as defined in Section 1 of the Agreement) on September 1, 2015, September 11, 2015, September 25, 2015, October 2, 2015 and October 16, 2015, which ultimately resulted in the Separation Date being changed to October 30, 2015;
NOW THEREFORE, in consideration of the premises and the mutual benefits to be derived herefrom and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.The Agreement is hereby amended by revising Section 1 to delete “October 30, 2015” in the last line and replace it with “November 3, 2015.”
2.    The parties hereby reaffirm all of the terms and conditions of the Agreement, including, without limitation, Section 4.
3.    Except as set forth in this Amendment, all terms and conditions of the Agreement shall remain unchanged and in full force and effect in accordance with their terms. All references to the “Agreement” in the Agreement shall refer to the Agreement as amended by this Amendment.
4.    This Amendment may be executed in counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.
IN WITNESS WHEREOF, each of the parties hereto has duly executed this Amendment as of November 3, 2015.
BALLY GAMING, INC.

By: /s/ Gary L. Melampy
Name:    Gary L. Melampy
Title:    VP, CHRO

SCIENTIFIC GAMES CORPORATION

By: /s/ Gary L. Melampy
Name:    Gary L. Melampy
Title:    VP, CHRO

/s/ Kathryn Lever
KATHRYN LEVER

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